UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2012

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2012

Semi-Annual Report

Western Asset Emerging Markets Income Fund Inc.

(EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Emerging Markets Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	12

Statement of operations	13

Statements of changes in net assets	14

Financial highlights	15

Notes to financial statements	16

Board approval of management and subadvisory agreements	27

Additional shareholder information	34

Dividend reinvestment plan	35

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Emerging Markets Income Fund Inc. for the six-month reporting period ended November 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 26.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

Western Asset Emerging Markets Income Fund Inc.	III

Investment commentary

Economic review

While the U.S. economy continued to grow over the six months ended November 30, 2012, it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy slowed in the second quarter, as GDP growth was a tepid 1.3%, before accelerating to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment continued to be elevated. Looking back, unemployment, as reported by the U.S. Department of Labor, was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher to 8.2% in May and 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012.

IV	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In June 2012, the Fed announced that it would extend its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rateiv in a historically low range between zero and 0.25% until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

Q. What actions did international central banks take during the reporting period?

A. Looking back, given the economic challenges in the Eurozone, the European Central Bank (“ECB”) cut interest rates to 0.75% in July 2012, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2012?

A. Overall, short-term Treasury yields edged lower, while long-term Treasury yields rose during the reporting period. When the period began, two- and ten-year Treasury yields were 0.27% and 1.59%, respectively. Two-year Treasury yields rose as high as 0.33% in late June and hit a trough of 0.22% on several occasions during the period. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Ten-year Treasuries peaked at 1.88% in mid-September due to some positive developments in Europe and the introduction of additional central bank quantitative easing programs in the U.S. and abroad. When the reporting period ended on November 30, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.62%.

Western Asset Emerging Markets Income Fund Inc.	V

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including periodic fears of contagion from the European sovereign debt crisis and mixed economic data in the U.S. However, overall the spread sectors performed well given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended November 30, 2012, the Barclays U.S. Aggregate Indexv returned 1.99%.

Q. How did the high-yield market perform over the six months ended November 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 8.54% for the six months ended November 30, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. After falling sharply in May 2012, prior to the beginning of the reporting period, the asset class rallied sharply during the six months ended November 30, 2012. The asset class moved higher during every month of the period given overall solid investor risk appetite. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 13.20% over the six months ended November 30, 2012.

Performance review

For the six months ended November 30, 2012, Western Asset Emerging Markets Income Fund Inc. returned 11.05% based on its net asset value (“NAV”)viii and 17.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 13.20% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageix returned 13.52% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.51 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$15.89 (NAV)	11.05%†
$15.62 (Market Price)	17.03%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

VI	Western Asset Emerging Markets Income Fund Inc.

Investment commentary (cont’d)

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political, regulatory and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Emerging Markets Income Fund Inc.	VII

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and May 31, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — November 30, 2012

Total Spread Duration

EMD	— 6.94 years
EMBI Global	— 7.28 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2012

Total Effective Duration

EMD	— 7.91 years
EMBI Global	— 7.60 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Income Fund Inc.
EMBI Global	— JPMorgan Emerging Markets Bond Index Global
IG Credit	— Investment Grade Credit

4	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

November 30, 2012

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 61.5%
Argentina — 1.1%
Republic of Argentina	7.820%	12/31/33	3,541,954	EUR	$2,515,144
Republic of Argentina, Senior Bonds	7.000%	9/12/13	1,541,000		1,470,336
Republic of Argentina, Senior Bonds	7.000%	10/3/15	887,000		756,858
Republic of Argentina, Senior Bonds	2.260%	12/31/38	508,097	EUR	201,215
Total Argentina					4,943,553
Brazil — 6.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	2,865,000	BRL	1,377,974
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	34,874,000	BRL	17,113,557
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,792,000	BRL	877,044
Federative Republic of Brazil	7.125%	1/20/37	4,497,000		6,992,835
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	611		715
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	1,780,000		2,163,590
Total Brazil					28,525,715
Chile — 1.4%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	380,000		414,986	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	1,190,000		1,289,182	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,970,000		2,152,938	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	650,000		659,435	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	1,750,000		1,990,625
Total Chile					6,507,166
Colombia — 3.7%
Republic of Colombia	7.375%	9/18/37	5,781,000		9,050,156
Republic of Colombia, Senior Bonds	6.125%	1/18/41	760,000		1,052,600
Republic of Colombia, Senior Notes	7.375%	3/18/19	4,926,000		6,519,561
Total Colombia					16,622,317
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	254,000		255,270	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	440,000		442,200	(a)(b)
Total India					697,470
Indonesia — 5.1%
Republic of Indonesia, Notes	3.750%	4/25/22	3,220,000		3,469,550	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	9,490,000		11,186,337	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	420,000		515,025	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	10,904,000,000	IDR	1,535,408
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	19,703,000,000	IDR	3,017,029

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	5

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,105,000		$1,505,563	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	14,080,000,000	IDR	2,067,869
Total Indonesia					23,296,781
Malaysia — 1.5%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	19,660,000	MYR	6,587,573
Government of Malaysia, Senior Bonds	4.262%	9/15/16	1,155,000	MYR	394,506
Total Malaysia					6,982,079
Mexico — 6.2%
Mexican Bonos, Bonds	8.000%	6/11/20	117,106,000	MXN	10,611,012
Mexican Bonos, Bonds	6.500%	6/9/22	8,659,600	MXN	722,470
Mexican Bonos, Bonds	8.500%	11/18/38	46,670,000	MXN	4,483,127
United Mexican States, Bonds	10.000%	12/5/24	19,610,000	MXN	2,108,630
United Mexican States, Medium-Term Notes	6.050%	1/11/40	4,000		5,424
United Mexican States, Senior Notes	5.950%	3/19/19	3,560,000		4,414,400
United Mexican States, Senior Notes	5.125%	1/15/20	100,000		120,200
United Mexican States, Senior Notes	3.625%	3/15/22	4,256,000		4,697,560
United Mexican States, Senior Notes	4.750%	3/8/44	806,000		923,676
Total Mexico					28,086,499
Panama — 0.6%
Republic of Panama	9.375%	4/1/29	1,213,000		2,077,263
Republic of Panama	6.700%	1/26/36	526,000		752,706
Total Panama					2,829,969
Peru — 6.6%
Republic of Peru	8.750%	11/21/33	7,805,000		13,732,897
Republic of Peru, Bonds	7.840%	8/12/20	9,681,000	PEN	4,671,580
Republic of Peru, Bonds	6.550%	3/14/37	1,930,000		2,832,275
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	4,300,000		6,299,500
Republic of Peru, Senior Bonds	5.625%	11/18/50	1,887,000		2,480,462
Total Peru					30,016,714
Philippines — 0.9%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	3,310,000		4,220,250
Poland — 2.9%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,840,000		2,306,900
Republic of Poland, Senior Notes	5.125%	4/21/21	3,910,000		4,646,879
Republic of Poland, Senior Notes	5.000%	3/23/22	5,170,000		6,121,797
Total Poland					13,075,576

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 7.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,073,000	$1,179,012	(a)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,098,690	(a)
Russian Federation	5.625%	4/4/42	5,400,000	6,723,000	(a)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	110,000	163,240	(a)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	617,000	1,238,689	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	17,177,875	21,869,153	(a)
Total Russia				32,271,784
Turkey — 8.5%
Republic of Turkey, Notes	6.750%	5/30/40	2,750,000	3,805,313
Republic of Turkey, Senior Bonds	11.875%	1/15/30	3,348,000	6,684,282
Republic of Turkey, Senior Notes	7.500%	7/14/17	100,000	122,575
Republic of Turkey, Senior Notes	6.875%	3/17/36	20,390,000	28,155,531
Total Turkey				38,767,701
Venezuela — 9.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,536,000	13,772,860	(a)
Bolivarian Republic of Venezuela	7.000%	12/1/18	1,920,000	1,741,440	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	933,000	772,058
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	7,239,000	6,714,172
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	3,800,000	3,952,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	6,694,000	6,911,555
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	2,700,000	2,551,500
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	7,280,000	6,661,200	(a)
Total Venezuela				43,076,785
Total Sovereign Bonds (Cost — $239,158,373)				279,920,359
Corporate Bonds & Notes — 35.5%
Consumer Discretionary — 1.1%
Media — 1.1%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,910,000	5,102,988
Consumer Staples — 0.3%
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,040,000	1,118,000	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	7

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 17.4%
Oil, Gas & Consumable Fuels — 17.4%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,297,148	$2,595,777	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,600,000	3,367,000
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	5,390,000	5,605,115	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	910,000	946,318	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	3,909,000	4,725,942	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,800,000	2,118,924	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	2,050,000	2,390,915	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	1,254,000	1,047,090	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	764,000	637,940	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,176,000	7,843,520
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	1,990,000	2,247,884
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	3,710,000	4,747,450
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,560,000	1,980,453
Petroleos Mexicanos, Notes	8.000%	5/3/19	130,000	171,112
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	3,140,000	3,461,850	(a)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	9,100,000	10,692,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,318,550	(a)
Petronas Capital Ltd.	5.250%	8/12/19	5,560,000	6,703,998	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,448,000	1,745,933	(a)
PT Pertamina Persero, Notes	5.250%	5/23/21	2,280,000	2,562,150	(a)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	830,000	906,775	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,429,000	3,060,540	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	2,220,000	2,312,359	(a)
TNK-BP Finance SA	6.625%	3/20/17	1,417,000	1,610,392	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	2,830,000	3,276,970	(a)
Total Energy				79,077,457
Industrials — 1.6%
Building Products — 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	810,000	882,900	(a)
Construction & Engineering — 1.0%
Odebrecht Finance Ltd.	6.000%	4/5/23	2,310,000	2,668,050	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	900,000	969,750	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	700,000	808,500	(a)
Total Construction & Engineering				4,446,300
Industrial Conglomerates — 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,765,000	1,908,357	(a)
Total Industrials				7,237,557

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 9.4%
Chemicals — 0.6%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	1,712,000	$1,938,840	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	930,000	985,800	(a)
Total Chemicals				2,924,640
Construction Materials — 1.1%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,710,000	2,933,575	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,770,000	1,880,625	(a)
Total Construction Materials				4,814,200
Metals & Mining — 7.0%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,020,000	1,135,770	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	998,000	1,111,273	(a)
Evraz Group SA, Notes	9.500%	4/24/18	810,000	908,026	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,255,000	2,260,457	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	1,180,000	1,322,804	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	1,720,000	1,724,300	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	800,000	926,616
Southern Copper Corp., Senior Notes	6.750%	4/16/40	3,160,000	3,751,802
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,870,000	1,840,585
Vale Overseas Ltd., Notes	8.250%	1/17/34	5,596,000	7,681,187
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,349,000	4,161,025
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,752,000	2,911,616	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	1,630,000	1,709,055	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	360,000	411,300	(a)
Total Metals & Mining				31,855,816
Paper & Forest Products — 0.7%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	352,000	424,370
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	625,000	670,149
Inversiones CMPC SA, Notes	4.750%	1/19/18	1,020,000	1,096,576	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	790,000	819,236	(a)
Total Paper & Forest Products				3,010,331
Total Materials				42,604,987
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 3.0%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	8,240,000	3,584,400	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	386,000	167,910	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	1,693,000	736,455	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	910,000	1,021,475	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,600,000	1,664,000	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	297,000	330,692	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	9

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	750,000	$771,712	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	5,017,000	5,162,242	(a)
Total Diversified Telecommunication Services				13,438,886
Wireless Telecommunication Services — 0.5%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,270,000	1,441,450	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	1,030,000	1,068,625	(a)
Total Wireless Telecommunication Services				2,510,075
Total Telecommunication Services				15,948,961
Utilities — 2.2%
Electric Utilities — 0.6%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	385,000	451,413	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	1,970,000	2,482,200	(a)
Total Electric Utilities				2,933,613
Gas Utilities — 0.7%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	1,550,000	1,751,500	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	1,270,000	1,409,700	(a)
Total Gas Utilities				3,161,200
Independent Power Producers & Energy Traders — 0.7%
AES Gener SA, Notes	5.250%	8/15/21	1,000,000	1,116,457	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,660,000	1,872,782	(a)
Total Independent Power Producers & Energy Traders				2,989,239
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	870,000	1,102,290	(a)
Total Utilities				10,186,342
Total Corporate Bonds & Notes (Cost — $147,676,369)				161,276,292

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $356,500)		4/15/20	11,500	352,187
Total Investments before Short-Term Investments (Cost — $387,191,242)				441,548,838

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2012

Western Asset Emerging Markets Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.7%
Repurchase Agreements — 0.7%
Barclays Capital Inc., repurchase agreement dated 11/30/12; Proceeds at maturity — $3,100,039; (Fully collateralized by U.S. government obligations, 0.625% due 8/31/17; Market value — $3,162,652) (Cost — $3,100,000)	0.150%	12/3/12	3,100,000	$3,100,000
Total Investments — 97.8% (Cost — $390,291,242#)				444,648,838
Other Assets in Excess of Liabilities — 2.2%				10,202,067
Total Net Assets — 100.0%				$454,850,905

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	11

Western Asset Emerging Markets Income Fund Inc.

Summary of Investments by Country*

Mexico	16.2%
Brazil	14.6
Russia	12.3
Venezuela	9.8
Turkey	8.7
Indonesia	6.9
Peru	6.8
Colombia	6.0
Malaysia	3.5
Poland	2.9
Chile	2.8
India	1.8
Argentina	1.5
Kazakhstan	1.5
Philippines	1.0
Qatar	0.9
Panama	0.6
United Arab Emirates	0.6
Trinidad and Tobago	0.5
China	0.4
Short-Term Investments	0.7
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of November 30, 2012 and are subject to change.

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2012

Assets:
Investments, at value (Cost — $390,291,242)	$444,648,838
Foreign currency, at value (Cost — $504,555)	510,777
Cash	1,089,850
Interest receivable	7,301,769
Receivable for securities sold	2,041,454
Prepaid expenses	15,057
Total Assets	455,607,745

Liabilities:
Investment management fee payable	389,797
Accrued foreign capital gains tax	163,990
Unrealized depreciation on forward foreign currency contracts	79,239
Accrued expenses	123,814
Total Liabilities	756,840
Total Net Assets	$454,850,905

Net Assets:
Par value ($0.001 par value; 28,629,885 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,630
Paid-in capital in excess of par value	388,303,523
Undistributed net investment income	11,657,869
Accumulated net realized gain on investments and foreign currency transactions	765,000
Net unrealized appreciation on investments and foreign currencies	54,095,883
Total Net Assets	$454,850,905

Shares Outstanding	28,629,885

Net Asset Value	$15.89

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended November 30, 2012

Investment Income:
Interest	$14,230,173
Dividends	34,500
Less: Foreign taxes withheld	(59,568)
Total Investment Income	14,205,105

Expenses:
Investment management fee (Note 2)	2,342,509
Commitment fees (Note 5)	94,258
Custody fees	58,311
Transfer agent fees	45,587
Audit and tax	37,563
Directors’ fees	34,534
Fund accounting fees	21,872
Legal fees	19,531
Shareholder reports	19,170
Stock exchange listing fees	11,341
Excise tax (Note 1)	7,059
Insurance	4,978
Miscellaneous expenses	5,723
Total Expenses	2,702,436
Net Investment Income	11,502,669

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	2,251,989
Foreign currency transactions	49,229
Net Realized Gain	2,301,218
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	32,380,169
Foreign currencies	(279,564)
Change in Net Unrealized Appreciation (Depreciation)	32,100,605
Net Gain on Investments and Foreign Currency Transactions	34,401,823
Increase in Net Assets from Operations	$45,904,492

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2012 (unaudited) and the Year Ended May 31, 2012	November 30	May 31

Operations:
Net investment income	$ 11,502,669	$ 24,766,660
Net realized gain	2,301,218	7,345,079
Change in net unrealized appreciation (depreciation)	32,100,605	(12,304,718)
Increase in Net Assets From Operations	45,904,492	19,807,021

Distributions to Shareholders From (Note 1):
Net investment income	(11,850,571)	(21,085,312)
Net realized gains	(2,742,551)	(5,811,814)
Decrease in Net Assets From Distributions to Shareholders	(14,593,122)	(26,897,126)

Fund Share Transactions:
Reinvestment of distributions (15,921 and 0 shares issued, respectively)	249,962	—
Increase in Net Assets From Fund Share Transactions	249,962	—
Increase (Decrease) in Net Assets	31,561,332	(7,090,105)

Net Assets:
Beginning of period	423,289,573	430,379,678
End of period*	$454,850,905	$423,289,573
* Includes undistributed net investment income of:	$11,657,869	$12,005,771

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2012[1,2]	2012[2]	2011[2]	2010[2]	2009[2]	2008[2]

Net asset value, beginning of period	$14.79	$15.04	$13.71	$12.25	$14.52	$15.00

Income (loss) from operations:
Net investment income	0.40	0.87	0.99	0.84	0.87	0.90
Net realized and unrealized gain (loss)	1.21	(0.18)	1.26	1.62	(1.98)	(0.25)
Total income (loss) from operations	1.61	0.69	2.25	2.46	(1.11)	0.65

Less distributions from:
Net investment income	(0.41)	(0.74)	(0.86)	(1.00)	(1.03)	(0.77)
Net realized gains	(0.10)	(0.20)	(0.06)	—	(0.13)	(0.36)
Total distributions	(0.51)	(0.94)	(0.92)	(1.00)	(1.16)	(1.13)
Net asset value, end of period	$15.89	$14.79	$15.04	$13.71	$12.25	$14.52
Market price, end of period	$15.62	$13.80	$13.97	$12.08	$10.10	$13.41
Total return, based on NAV[3,4]	11.05%	4.76%	16.92%	20.55%	(6.94)%	4.62%
Total return, based on Market Price[5]	17.03%	5.70%	24.01%	30.04%	(15.05)%	5.86%
Net assets, end of period (000s)	$454,851	$423,290	$430,380	$392,178	$350,608	$354,852

Ratios to average net assets:
Gross expenses	1.21%[6]	1.25%	1.23%	1.34%	1.44%[7]	1.53%
Net expenses[8]	1.21 [6]	1.25	1.23	1.34	1.44 [7]	1.53
Net investment income	5.15 [6]	5.79	6.76	6.16	7.39	6.21

Portfolio turnover rate	9%	19%	35%	45%	36%	45%

1	For the six months ended November 30, 2012 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.43%.

8	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund, under normal conditions, invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	17

when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

18	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$279,920,359	—	$279,920,359
Corporate bonds & notes	—	161,276,292	—	161,276,292
Warrants	—	352,187	—	352,187
Total long-term investments	—	$441,548,838	—	$441,548,838
Short-term investments†	—	3,100,000	—	3,100,000
Total investments	—	$444,648,838	—	$444,648,838

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$79,239	—	$79,239

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	19

repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items

20	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	21

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $79,239. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

22	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of November 30, 2012, there were $163,990 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	23

reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$41,083,190
Sales	43,422,369

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$65,494,715
Gross unrealized depreciation	(11,137,119)
Net unrealized appreciation	$54,357,596

24	Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At November 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	JPMorgan Chase & Co.	3,140,000	$4,084,309	12/17/12	$(79,239)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2012.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$79,239

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$231,597

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(441,749)

During the six months ended November 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$1,020,089
Forward foreign currency contracts (to sell)	5,886,750

†  At November 30, 2012, there were no open positions held in this derivative.

Western Asset Emerging Markets Income Fund Inc. 2012 Semi-Annual Report	25

5. Loan

At November 30, 2012, the Fund had a $47,000,000 credit line available pursuant to a 364-day revolving credit agreement with a financial institution. Unless renewed, this agreement will terminate on March 15, 2013. The Fund pays a monthly commitment fee at an annual rate of 0.40% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the six months ended November 30, 2012, the Fund incurred a commitment fee in the amount of $94,258.

During the six months ended November 30, 2012, the Fund had no borrowing outstanding per this credit agreement.

6. Distributions subsequent to November 30, 2012

On November 8, 2012, the Fund’s Board of Directors declared a distribution in the amount of $0.2550 per share payable on December 21, 2012 to shareholders of record on December 14, 2012.

26	Western Asset Emerging Markets Income Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset Emerging Markets Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the

28	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its

Western Asset Emerging Markets Income Fund Inc.	29

sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged emerging

30	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

markets debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of six funds for the 1-, 3- and 5-year periods ended June 30, 2012 and five funds for the 10-year period ended June 30, 2012. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1- and 5-year periods ended June 30, 2012 was ranked fourth among the funds in the Performance Universe for that period and was worse than the Performance Universe median and that the Fund’s performance for the 3-year period ended June 30, 2012 was ranked third among the funds in the Performance Universe for that period and was better than the Performance Universe median. The Fund’s performance for the 10-year period ended June 30, 2012 was ranked first (best) among the five funds in the Performance Universe for that period. The Board noted that the Fund’s performance record for the 10-year period was achieved, in part, by a different portfolio management team. The Board further noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Western Asset Emerging Markets Income Fund Inc.	31

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged emerging markets debt closed-end funds, as classified by Lipper. The Expense Universe funds had net common share assets ranging from $195.2 million to $778.7 million. Two of the other funds in the Expense Universe were larger than the Fund and three of the other funds were smaller. Two of the other funds in the Expense Universe are managed by the Manager and Western Asset.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) and the Fund’s actual total expenses each were ranked fourth among the funds in the Expense Universe and were worse at the Expense Universe median for that expense component. The Board noted that the small number of funds in the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

32	Western Asset Emerging Markets Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund increased by 13% during the period covered by the analysis but remained at a level which the Board believed to be reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

Western Asset Emerging Markets Income Fund Inc.	33

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

34	Western Asset Emerging Markets Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on September 28, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	25,183,871	478,074
Leslie H. Gelb	25,098,171	563,774
Riordan Roett	25,212,357	449,588

At November 30, 2012, in addition to Paolo M. Cucchi, Leslie H. Gelb and Riordan Roett the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
R. Jay Gerken
William R. Hutchinson
Jeswald W. Salacuse

Western Asset Emerging Markets Income Fund Inc.	35

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

36	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the

Western Asset Emerging Markets Income Fund Inc.	37

value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to

38	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

Emerging Markets Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken
President and Chief Executive Officer

Richard F. Sennett
Principal Financial Officer

Ted P. Becker
Chief Compliance Officer

Vanessa A. Williams
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Emerging Markets Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX011557 1/13 SR11-1834

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective September 1, 2012, Gordon S. Brown became part of the portfolio management team of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Gordon S. Brown Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since September 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of November 30, 2012.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Investment	Investment	Investment	Other
Professional(s)	Companies	Vehicles	Accounts

Gordon S. Brown	7 registered investment companies with $2.7 billion in total assets under management	22 Other pooled investment vehicles with $9.1 billion in assets under management*	66 Other accounts with $19.5 billion in total assets under management**

*	Includes 1 account managed, totaling $140 million, for which advisory fee is performance based.
**	Includes 8 accounts managed, totaling $3 billion, for which advisory fee is performance bbased.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2012.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
Gordon S. Brown	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable. Exhibit 99.CODE ETH

(a)	(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	January 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	January 25, 2013